Exhibit 10.2

NINTH SUPPLEMENTAL INDENTURE

NINTH SUPPLEMENTAL INDENTURE (this “Ninth Supplemental Indenture”), dated as of April 17, 2014, among Endo Health Solutions Inc. (formerly known as Endo Pharmaceuticals Holdings Inc.), a Delaware corporation (the “Company”), the Guarantors (as such term is defined in the Indenture) and Wells Fargo Bank, National Association, as trustee under the Indenture referred to below (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture, dated as of November 23, 2010 (the “Base Indenture”), among the Company, the then existing Guarantors and the Trustee, which was supplemented by the first supplemental indenture, dated as of December 13, 2010 (the “First Supplemental Indenture”), the second supplemental indenture, dated as of December 21, 2010 (the “Second Supplemental Indenture”), the third supplemental indenture, dated as of February 17, 2011 (the “Third Supplemental Indenture”), the fourth supplemental indenture, dated as of April 5, 2011 (the “Fourth Supplemental Indenture”), the fifth supplemental indenture, dated as of June 22, 2011 (the “Fifth Supplemental Indenture”), the sixth supplemental indenture, dated as of August 16, 2011 (the “Sixth Supplemental Indenture”), the seventh supplemental indenture, dated as of September 26, 2011 (the “Seventh Supplemental Indenture”) and the eighth supplemental indenture, dated as of December 2, 2013 (the “Eighth Supplemental Indenture” and together with the Base Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture and the Seventh Supplemental Indenture, the “Indenture”), each among the Company, the then existing Guarantors and the Trustee related to the Company’s 7.00% Senior Notes due 2020 (the “Notes”);

WHEREAS, the Company has offered to exchange (the “Exchange Offer”) any and all of the outstanding Notes from the Holders of the Notes for 7.00% Senior Notes due 2020 to be issued by Endo Finance LLC and Endo Finco Inc. and, in conjunction with the Exchange Offer, solicited consents (the “Consent Solicitation”) from the Holders of the Notes pursuant to the offer to exchange, dated March 27, 2014 (the “Offer to Exchange”), to the amendments to the Indenture contained herein upon the terms and subject to the conditions set forth therein;

WHEREAS, in connection with the Consent Solicitation, Holders that have delivered and have not withdrawn a valid consent on a timely basis (the “Consenting Holders”) are entitled to receive a consent fee with respect to the Notes in respect of which they have validly consented, payable only if all conditions to the Consent Solicitation are satisfied or waived by the Company (the “Consent Payment”);

WHEREAS, Section 9.02 of the Indenture provides that, subject to certain exceptions inapplicable hereto, the Company and the Trustee may amend or supplement the Indenture with the consent of at least a majority in aggregate principal amount of the outstanding Notes (the “Requisite Consents”);

WHEREAS, the Company has received the Requisite Consents to effect amendments to the Indenture as set forth in Article II hereof (the “Consented Amendments”), based on reports provided by D.F. King & Co., Inc., as exchange agent and information agent in the Exchange Offer and the Consent Solicitation, and delivered to the Trustee such Requisite Consents to the Trustee;

WHEREAS, the execution and delivery of this Ninth Supplemental Indenture has been duly authorized by the Company and the Guarantors and all conditions and requirements necessary to make this instrument a valid and binding agreement have been duly performed and complied with;

WHEREAS, following the execution of this Ninth Supplemental Indenture, the terms hereof will become operative (the “Operative Date”) upon the payment of the applicable consideration in the Exchange Offer in respect of the Notes accepted for exchange, on the settlement date of the Exchange Offer.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01. DEFINED TERMS. All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Indenture, as supplemented and amended hereby. All definitions in the Indenture shall be read in a manner consistent with the terms of this Ninth Supplemental Indenture.

ARTICLE II

CONSENTED AMENDMENTS

SECTION 2.01. AMENDMENTS TO CERTAIN COVENANTS OF THE INDENTURE. Subject to Section 4.02 hereof, the following Sections of the Indenture are hereby amended to read as follows and any and all references to such sections and provisions of the Indenture which are amended, modified, replaced or deleted and any and all obligations thereunder are hereby deleted throughout the Indenture, and such sections and references shall be of no further force or effect:

a) Section 3.09 of the Indenture is hereby amended and restated in its entirety as follows:

“SECTION 3.09 [INTENTIONALLY OMITTED]”

b) Section 4.03 of the Indenture is hereby amended and restated in its entirety as follows:

“SECTION 4.03 Reports.

Notwithstanding that the Company may not be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act or otherwise report on an annual and quarterly basis on forms provided for such annual and quarterly reporting pursuant to rules and regulations promulgated by the SEC, the Company shall comply with the reporting obligations set forth under Section 314(a) of the Trust Indenture Act.”

c) Section 4.05 of the Indenture is hereby amended and restated in its entirety as follows:

“SECTION 4.05 [INTENTIONALLY OMITTED]”

d) Section 4.06 of the Indenture is hereby amended and restated in its entirety as follows:

“SECTION 4.06 [INTENTIONALLY OMITTED]”

e) Section 4.07 of the Indenture is hereby amended and restated in its entirety as follows:

“SECTION 4.07 [INTENTIONALLY OMITTED]”

f) Section 4.08 of the Indenture is hereby amended and restated in its entirety as follows:

“SECTION 4.08 [INTENTIONALLY OMITTED]”

g) Section 4.09 of the Indenture is hereby amended and restated in its entirety as follows:

“SECTION 4.09 [INTENTIONALLY OMITTED]”

h) Section 4.10 of the Indenture is hereby amended and restated in its entirety as follows:

“SECTION 4.10 [INTENTIONALLY OMITTED]”

i) Section 4.11 of the Indenture is hereby amended and restated in its entirety as follows:

“SECTION 4.11 [INTENTIONALLY OMITTED]”

j) Section 4.12 of the Indenture is hereby amended and restated in its entirety as follows:

“SECTION 4.12 [INTENTIONALLY OMITTED]”

k) Section 4.13 of the Indenture is hereby amended and restated in its entirety as follows:

“SECTION 4.13 [INTENTIONALLY OMITTED]”

l) Section 4.14 of the Indenture is hereby amended and restated in its entirety as follows:

“SECTION 4.14 [INTENTIONALLY OMITTED]”

m) Section 4.15 of the Indenture is hereby amended and restated in its entirety as follows:

“SECTION 4.15 [INTENTIONALLY OMITTED]”

n) Section 4.16 of the Indenture is hereby amended and restated in its entirety as follows:

“SECTION 4.16 [INTENTIONALLY OMITTED]”

o) Section 4.17 of the Indenture is hereby amended and restated in its entirety as follows:

“SECTION 4.17 [INTENTIONALLY OMITTED]”

p) Section 4.18 of the Indenture is hereby amended and restated in its entirety as follows:

“SECTION 4.18 [INTENTIONALLY OMITTED]”

q) Section 4.19 of the Indenture is hereby amended and restated in its entirety as follows:

“SECTION 4.19 [INTENTIONALLY OMITTED]”

r) Section 4.20 of the Indenture is hereby amended and restated in its entirety as follows:

“SECTION 4.20 [INTENTIONALLY OMITTED]”

s) Section 10.04 of the Indenture is hereby amended and restated in its entirety as follows:

“SECTION 10.04 [INTENTIONALLY OMITTED]”

t) Section 5.01 of the Indenture is hereby amended and restated in its entirety as follows:

“SECTION 5.01 Merger, Consolidation or Sale of Assets

The Company shall not: (1) consolidate with or merge with or into another Person (whether or not the Company is the surviving corporation); or (2) directly or indirectly, sell, assign, transfer, convey, lease or otherwise dispose of all or substantially all of the assets of the Company and its Restricted Subsidiaries taken as a whole, in one or more related transactions, to another Person, unless:

(a) [INTENTIONALLY OMITTED]:

(1) [INTENTIONALLY OMITTED]; or

(2) [INTENTIONALLY OMITTED];

(b) the Person formed by or surviving any such consolidation or merger (if other than the Company) or the Person to which such sale, assignment, transfer, conveyance, lease or other disposition has been made assumes all the obligations of the Company under the Notes, this Indenture and the Registration Rights Agreement pursuant to agreements reasonably satisfactory to the Trustee;

(c) [INTENTIONALLY OMITTED];

(d) [INTENTIONALLY OMITTED]; and

(e) the Company shall have delivered to the trustee an Officers’ Certificate and an opinion of counsel, each stating that such consolidation, merger or transfer and such supplemental indenture (if any) comply with this Indenture.”

u) Section 6.01 of the Indenture is hereby amended and restated in its entirety as follows:

“SECTION 6.01 Events of Default

Each of the following is an “Event of Default”:

(1) default for 30 days in the payment when due of interest and Additional Interest, if any, on the Notes;

(2) default in the payment when due (at maturity, upon redemption or otherwise) of the principal of, or premium, if any, on the Notes;

(3) [INTENTIONALLY OMITTED];

(4) [INTENTIONALLY OMITTED];

(5) [INTENTIONALLY OMITTED];

(6) [INTENTIONALLY OMITTED];

(7) the Company:

(A)	commences a voluntary insolvency proceeding,

(B)	consents to the entry of an order for relief against it in an involuntary insolvency proceeding,

(C)	consents to the appointment of a Bankruptcy Custodian of it or for all or substantially all of its property,

(D)	makes a general assignment for the benefit of its creditors, or

(E)	generally is not paying its debts as they become due;

(8) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

(A)	is for relief against the Company in an involuntary insolvency proceeding;

(B)	appoints a Bankruptcy Custodian of the Company for all or substantially all of the property of the Company; or

(C)	orders the liquidation of the Company;

and the order or decree remains unstayed and in effect for 60 consecutive days; and

(9) [INTENTIONALLY OMITTED].”

SECTION 2.02. AMENDMENTS TO CERTAIN DEFINITIONS. Subject to Section 4.02 hereof, Section 1.01 of the Indenture is hereby amended by deleting those definitions which appear solely in the text deleted from the Indenture pursuant to the amendments contained herein. All cross-references in the Indenture to sections and clauses deleted by this Article II shall also be deleted in their entirety.

ARTICLE III

AMENDMENTS TO THE NOTES

The Notes include certain of the foregoing provisions from the Indenture to be deleted or amended pursuant to Article II hereof. Upon the Operative Date, such provisions from the Notes shall be deemed deleted or amended as applicable.

ARTICLE IV

MISCELLANEOUS PROVISIONS

SECTION 4.01. EFFECT OF NINTH SUPPLEMENTAL INDENTURE. Except as amended hereby, all of the terms of the Indenture shall remain and continue in full force and effect and are hereby confirmed in all respects. From and after the date of this Ninth Supplemental Indenture, all references to the Indenture (whether in the Indenture or in any other agreements, documents or instruments) shall be deemed to be references to the Indenture as amended and supplemented by this Ninth Supplemental Indenture.

SECTION 4.02. EFFECTIVENESS. This Ninth Supplemental Indenture shall become effective and binding on the Company, the Trustee and every Holder of the Notes heretofore or hereafter authenticated and delivered under the Indenture, upon the execution and delivery by the parties to this Ninth Supplemental Indenture. The provisions of this Ninth Supplemental Indenture shall be effective upon the execution hereof by the Company, the Guarantors and the Trustee; provided that the amendments to the Indenture and the Notes set forth in Article II and Article III hereof shall not become operative until the Operative Date. Prior to the Operative Date, the Company or the Guarantors may terminate this Ninth Supplemental Indenture upon written notice to the Trustee.

SECTION 4.03. NEW YORK LAW TO GOVERN; WAIVER OF JURY TRIAL. THIS NINTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE COMPANY, THE TRUSTEE AND EACH OF THE GUARANTORS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS NINTH SUPPLEMENTAL INDENTURE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 4.04. COUNTERPARTS. The parties may sign any number of copies of this Ninth Supplemental Indenture. Each signed copy (which may be provided via facsimile or other electronic transmission) shall be an original, but all of them together represent the same agreement.

SECTION 4.05. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 4.06. FURTHER ASSURANCES. The parties hereto will execute and deliver such further instruments and do such further acts and things as may be reasonably required to carry out the intent and purpose of this Ninth Supplemental Indenture and the Indenture.

SECTION 4.07. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Ninth Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Company and the Guarantors.

(Signature pages follow)

IN WITNESS WHEREOF, the parties hereto have caused this Ninth Supplemental Indenture to be duly executed and attested, all as of the date first above written.

COMPANY:

ENDO HEALTH SOLUTIONS INC.

By:	/s/ Deanna Voss
	Name:	Deanna Voss
	Title:	Assistant Secretary

GUARANTORS:

ENDO PHARMACEUTICALS INC.
ENDO PHARMACEUTICALS SOLUTIONS INC.
ENDO PHARMACEUTICALS VALERA INC.
GENERICS INTERNATIONAL (US), INC.
AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
AMERICAN MEDICAL SYSTEMS, INC.
AMS RESEARCH CORPORATION
AMS SALES CORPORATION
LASERSCOPE
GENERICS INTERNATIONAL (US MIDCO), INC.
GENERICS INTERNATIONAL (US PARENT), INC.
GENERICS INTERNATIONAL (US HOLDCO), INC.

By:	/s/ Deanna Voss
	Name:	Deanna Voss
	Title:	Assistant Secretary

[Signature pages to 2020 Notes Ninth Supplemental Indenture]

GENERICS BIDCO I, LLC
VINTAGE PHARMACEUTICALS, LLC
GENERICS BIDCO II, LLC
WOOD PARK PROPERTIES LLC
MOORES MILL PROPERTIES LLC
QUARTZ SPECIALTY PHARMACEUTICALS, LLC

	By:	GENERICS INTERNATIONAL (US), INC., as its Manager

By:	/s/ Deanna Voss
	Name:	Deanna Voss
	Title:	Assistant Secretary

LEDGEMONT ROYALTY SUB LLC

	By:	ENDO PHARMACEUTICALS SOLUTIONS, INC., as its Manager

By:	/s/ Deanna Voss
	Name:	Deanna Voss
	Title:	Assistant Secretary

[Signature pages to 2020 Notes Ninth Supplemental Indenture]

TRUSTEE:

Wells Fargo Bank, National
Association, as Trustee

By:	/s/ Martin G. Reed
	Name:	Martin G. Reed
	Title:	Vice President

[Signature pages to 2020 Notes Ninth Supplemental Indenture]